UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 24, 2010

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard, Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Advanced Analogic Technologies Incorporated (the “Company”) was held on May 24, 2010, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304.

At the meeting, 38,829,264 shares were represented in person or by proxy, which constituted a quorum. The results of the two proposals were as follows:

1. Samuel J. Anderson and Thomas P. Redfern were each re-elected as Class II directors to serve until the Company’s annual meeting in 2013, their respective successors are elected and qualified or their earlier resignation or removal.

Nominee	Votes For	Votes Withheld	Abstained	Broker Non-Votes
Samuel J. Anderson	15,868,374	15,947,279	0	7,013,611
Thomas P. Redfern	20,219,924	11,595,729	0	7,013,611

2. Deloitte & Touche LLP was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010.

Votes For	Votes Withheld	Abstained	Broker Non-Votes
37,715,286	1,111,040	2,938	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/S/ BRIAN R. MCDONALD
Brian R. McDonald
Chief Financial Officer, Vice President of Worldwide Finance and Secretary

Date: May 26, 2010

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